EXHIBIT 23.1

                     CONSENT OF THE INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the registration statement on Form S-8 (Registration No. 333-74451) of our report dated February 9, 1999 on our audits of the financial statements of Playboy Enterprises, Inc.


PricewaterhouseCoopers LLP

Chicago, Illinois
May 20, 1999